Exhibit 10.6

OMNIBUS AMENDMENT

This Omnibus Amendment (this “Amendment”), dated as of September 24, 2015 amends (a) the Common Terms Agreement, dated as of June 30, 2015 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Common Terms Agreement”), by and among Sabine Pass Liquefaction, LLC, a Delaware limited liability company (the “Borrower”), Société Générale as the Secured Debt Holder Group Representative for the Commercial Banks Facility, as the Common Security Trustee (in such capacity, the “Common Security Trustee”) and as the Intercreditor Agent (in such capacity, the “Intercreditor Agent”), Shinhan Bank New York Branch, as the Secured Debt Holder Group Representative for the KEXIM Direct Facility and the KEXIM Covered Facility, The Korea Development Bank New York Branch, as the Secured Debt Holder Group Representative for the KSURE Covered Facility, The Bank of Nova Scotia, as the Secured Debt Holder Group Representative for the Working Capital Debt and other Secured Debt Holder Group Representatives party thereto from time to time, the Secured Hedge Representatives and the Secured Gas Hedge Representatives party thereto from time to time, and (b) the Second Amended and Restated Security Agreement, dated as of June 30, 2015 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), between the Borrower and the Common Security Trustee. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement and, if not defined therein, the Security Agreement.
WHEREAS, the Borrower has requested that the Secured Debt Holder Group Representatives for the Commercial Banks Facility, the KEXIM Direct Facility, the KEXIM Covered Facility, the KSURE Covered Facility and the Working Capital Debt, the Common Security Trustee, the Intercreditor Agent, and each of the Facilities Lenders and the Working Capital Lenders (collectively, the “Lenders” and each individually, a “Lender”) agree to amend the Common Terms Agreement and the Security Agreement as set forth herein; and
WHEREAS, the Secured Debt Holder Group Representatives for the Commercial Banks Facility, the KEXIM Direct Facility, the KEXIM Covered Facility, the KSURE Covered Facility and the Working Capital Debt, the Common Security Trustee, the Intercreditor Agent, and each Lender are willing to amend the Common Terms Agreement and the Security Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.     Amendments to Common Terms Agreement. The Borrower, the Secured Debt Holder Group Representatives for the Commercial Banks Facility, the KEXIM Direct Facility, the KEXIM Covered Facility, the KSURE Covered Facility and the Working Capital Debt, the Common Security Trustee, the Intercreditor Agent, and each Lender agrees that:
1.1     Section 7.12(a) (Negative Covenants; Accounts) of the Common Terms Agreement shall be amended and restated as follows:

“(a)
Other than Permitted Investments held in accordance with the Accounts Agreement for which the Borrower is a beneficiary, the Borrower shall not open or maintain, or permit or instruct any other Person to open or maintain on its behalf, or use or be the beneficiary of any account other than (i) the Accounts, (ii) the Excluded Unsecured Accounts and (iii) an account holding Escrowed Amounts (as defined in each EPC Contract).”

1.2     Schedule 1 to the Common Terms Agreement is hereby amended by adding the following definitions thereto in proper alphabetical sequence:

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““Excluded Unsecured Accounts” means segregated Deposit Accounts (as defined in Article 9 of the UCC) constituting (and the balance of which consists solely of funds set aside in connection with) margin accounts for Permitted Hedging Agreements of the type described in clause (b) of the definition thereof (including the funds or other property held in or maintained in any such account), entered into in the ordinary course of business, for so long as each such Permitted Hedging Agreement does not constitute a Secured Gas Hedge.”
Section 2.     Amendments to Security Agreement. The Borrower, and the Common Security Trustee agree that:
2.1     The definition of “Ineligible Property” under Section 1.1 to the Security Agreement is hereby amended and restated as follows:
““Ineligible Property” shall mean any (a) Government Approval, Easement, agreement (other than any Material Project Document), which by its terms or by operation of Government Rule would become void, voidable, terminable or revocable or in respect of which the Grantor would be deemed to be in breach or default thereunder if any Government Approval, Easement or agreement or the Grantor’s interest thereunder were pledged or assigned hereunder or if a security interest therein were granted hereunder, to the extent necessary to avoid such voidness, voidability, terminability, revocability, breach or default, (b) property that is subject to a purchase money Lien or a Lien securing Capital Lease Obligations permitted pursuant to clause (c) of the definition of "Permitted Indebtedness" and clause (f) of the definition of "Permitted Liens" in the Common Terms Agreement, but only if the terms of the agreement creating such Lien or Capital Lease Obligation prohibits, or requires the consent of any Person other than the Grantor or its Affiliates as a condition to the creation of any other Lien on such property and such provision has not been waived or consent to the Common Security Trustee's Lien has not been obtained, (c) the Improved Facilities (as defined in the Cooperation Agreement) together with all drawings, tracings, specifications, plans, manuals and other technical documents related thereto, (d) from and after the date on which they are required to be transferred pursuant to Section 6.3 of the Cooperation Agreement, warranties from the Construction Contractors (as defined in the Cooperation Agreement) covering the Improved Facilities, (e) "intent to use" trademark applications, (f) those assets as to which the Common Security Trustee and the Grantor agree from time to time in writing that either (1) the cost of obtaining a security interest in or perfection thereof, (2) the adverse tax consequences to the Grantor, or (3) the adverse regulatory consequences to the Grantor, or the Project, is or are excessive in relation to the benefit to the Secured Parties of the Security afforded thereby, and (g) the Train 6 FOB Sale and Purchase Agreements and related guarantees (but only to the extent and for so long as such agreements do not constitute Additional Material Project Documents), and (h) the Excluded Unsecured Accounts.”
Section 3.     Effectiveness. This Amendment shall become effective as of the date hereof only upon the execution of this Amendment by the Common Security Trustee and receipt by the Common Security Trustee of executed counterparts of this Amendment by each of the Borrower, the Intercreditor Agent, the Secured Debt Holder Group Representatives for the Commercial Banks Facility, the KEXIM Direct Facility, the KEXIM Covered Facility, the KSURE Covered Facility and the Working Capital Debt, and the Required Secured Parties constituting the Majority Aggregate Secured Credit Facilities Debt Participants (as defined in the Intercreditor Agreement).
Section 4.     Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:
4.1     no Default or Event of Default has occurred and is continuing as of the date hereof or will result from the consummation of the transactions contemplated by the Amendment; and
4.2     each of the representations and warranties of the Borrower in the Common Terms Agreement and the other Financing Documents is true and correct in all material respects except for (A) those representations and warranties that are qualified by materiality, which shall be true and correct in all respects, on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of

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such earlier date) and (B) the representations and warranties that, pursuant to Section 4.1(b) (General) of the Common Terms Agreement, are not deemed repeated.
Section 5.     Financing Document. This Amendment constitutes a Financing Document as such term is defined in, and for purposes of, the Common Terms Agreement.
Section 6.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT ANY REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5- 1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 7.     Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.
Section 8.     Binding Nature and Benefit. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.
Section 9.     Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf’) shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 10.     No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement and the Security Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.
Section 11.     Direction to Secured Credit Facilities Debt Holder Group Representatives, Intercreditor Agent and Common Security Trustee.

a.
With respect to the Term Loan A Credit Agreement, by their signature below, each of the undersigned Commercial Bank Lenders instructs the Commercial Banks Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment.

b.
With respect to the KEXIM Direct Facility, by its signature below, KEXIM instructs the KEXIM Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment.

c.
With respect to the KEXIM Covered Facility, by its signature below, in accordance with Section 9.13 of the KEXIM Covered Facility Agreement, KEXIM instructs the KEXIM Facility Agent, on behalf of all KEXIM Covered Facility Lenders, to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment.

d.
With respect to the KSURE Covered Facility, in accordance with Section 9.13 of the KSURE Covered Facility Agreement, KSURE instructs the KSURE Covered Facility Agent, on behalf of all KSURE Covered Facility Lenders, to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment.

e.
With respect to the Working Capital Facility, by their signature below, each of the undersigned Working Capital Facility Lenders instructs the Working Capital Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment.

f.
Based on the instructions above, each of the Commercial Banks Facility Agent, the KSURE Covered Facility Agent, the KEXIM Facility Agent and the Working Capital Facility Agent, constituting the Majority Aggregate Secured Credit Facilities Debt Participants (as defined in the Intercreditor Agreement),

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hereby directs the Intercreditor Agent to (i) execute this Amendment and (ii) direct the Common Security Trustee to execute this Amendment. By its signature below, the Intercreditor Agent, in such capacity, hereby directs the Common Security Trustee to execute this Amendment.
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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

SABINE PASS LIQUEFACTION, LLC
as the Borrower

By:	/s/ Lisa C. Cohen

Name:	Lisa C. Cohen
Title:	Treasurer

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

SOCIÉTÉ GÉNÉRAL
as Common Security Trustee and Secured Debt Holder Group Representative for the Commercial Banks Facility

By:	/s/ Ellen Turkel

Name:	Ellen Turkel
Title:	Director

SOCIÉTÉ GÉNÉRAL
as Intercreditor Agent

By:	/s/ Ellen Turkel

Name:	Ellen Turkel
Title:	Director

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

THE EXPORT-IMPORT BANK OF KOREA

By:	/s/ Lee Do Hyung

Name:	Lee Do Hyung
Title:	Director

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

SHINHAN BANK NEW YORK BRANCH,
as the Secured Debt Holder Group Representative for the KEXIM Direct Facility, the Secured Debt Holder Group Representative for the KEXIM Covered Facility and the KEXIM Facility Agent

By:	/s/ Jinsoo Bae

Name:	Jinsoo Bae
Title:	GENERAL MANAGER

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

THE KOREA BANK DEVELOPMENT BANK NEW YORK BRANCH,
as the Secured Debt Holder Group Representative for the KSURE Covered Facility and the KSURE Covered Facility Agent

By:	/s/ Jin Hwan Sah

Name:	Jin Hwan Sah
Title:	Senior Deputy General Manager

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA,
as the Secured Debt Holder Group Representative for the Working Capital Facility

By:	/s/ Mark Sparrow

Name:	Mark Sparrow
Title:	Director

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

ABN AMRO CAPITAL USA LLC,
as Commercial Bank Lender, Senior Issuing Bank and Working Capital Lender

By:	/s/ Kaylan Hopson

Name:	Kaylan Hopson
Title:	Vice President

By:	/s/ Darrell Holley

Name:	Darrell Holley
Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

BANK OF AMERICA, N.A.,
as Commercial Bank Lender

By:	/s/ Ronald E. McKaig

Name:	Ronald E. McKaig
Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA
as Commercial Bank Lender, Senior Issuing Bank and Working Capital Lender

By:	/s/ Mark Sparrow

Name:	Mark Sparrow
Title:	Director

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

CRÉDIT INDUSTRIEL ET COMMERCIAL,
as Commercial Bank Lender and Working Capital Lender

By:	/s/ Philippe Ginestet

Name:	Philippe Ginestet
Title:	Crédit Industriel et Commercial

By:	/s/ Raphaël Vincens

Name:	Raphaël Vincens
Title:	Analyste

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Commercial Bank Lender

By:	/s/ Nupor Komar

Name:	Nupor Komar
Title:	Authorized Signatory

By:	/s/ Jayant Rao

Name:	Jayant Rao
Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

GOLDMAN SACHS BANK USA,
as Commercial Bank Lender

By:	/s/ Eric Muller

Name:	Eric Muller
Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

HSBC BANK USA, NATIONAL ASSOCIATION,
as Commercial Bank Lender, Senior Issuing Bank and Working Capital Lender

By:	/s/ James Kaiser

Name:	James Kaiser
Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BANK
as Commercial Bank Lender and Working Capital Lender

By:	/s/ Peitao Chen

Name:	Peitao Chen
Title:	Deputy General Manager

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

ING CAPITAL LLC,
as Commercial Bank Lender, Senior Issuing Bank and Working Capital Facility Lender

By:	/s/ Anthony Rivera

Name:	Anthony Rivera
Title:	Director

By:	/s/ Tanja van der Woude

Name:	Tanja van der Woude
Title:	Director

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

INTESA SANPAOLA S.P.A., NEW YORK BRANCH,
as Commercial Bank Lender

By:	/s/ Nicholas A. Matacchieri

Name:	Nicholas A. Matacchieri
Title:	Vice President

By:	/s/ Francesco DiMario

Name:	Francesco DiMario
Title:	First Vice President

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

JP MORGAN CHASE BANK, N.A.,
as Commercial Bank Lender

By:	/s/ Dave Katz

Name:	Dave Katz
Title:	Executive Director

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH,
as Commercial Bank Lender and Working Capital Lender

By:	/s/ Arndt Bruns

Name:	Arndt Bruns
Title:	VP

By:	/s/ Adam Rahal

Name:	Adam Rahal
Title:	Legal Counsel

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

LLOYDS BANK PLC,
as Commercial Bank Lender and Working Capital Lender

By:	/s/ Erin Dohertz

Name:	Erin Dohertz
Title:	Assistant Vice President

By:	/s/ Daven Popat

Name:	Daven Popat
Title:	Senior Vice President

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD.,
as Commercial Bank Lender

By:	/s/ Brian Caldwell

Name:	Brian Caldwell
Title:	Senior Vice President

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

MORGAN STANLEY BANK, N.A.,
as Commercial Bank Lender

By:	/s/ Dmitriy Barskiy

Name:	Dmitriy Barskiy
Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

MORGAN STANLEY SENIOR FUNDING, INC.,
as Commercial Bank Lender

By:	/s/ Dmitriy Barskiy

Name:	Dmitriy Barskiy
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

ROYAL BANK OF CANADA,
as Commercial Bank Lender

By:	/s/ Jason S. York

Name:	Jason S. York
Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

SANTANDER BANK, N.A.,
as Commercial Bank Lender

By:	/s/ Fernando Benjumea

Name:	Fernando Benjumea
Title:	VP

By:	/s/ Daniel S Kostman

Name:	Daniel S Kostman
Title:	VP

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

SOCIÉTÉ GÉNÉRALE
as Commercial Bank Lender, Swing Line Lender and Working Capital Lender

By:	/s/ Edward J. Grimm

Name:	Edward J. Grimm
Title:	Director

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

SUMITOMO MITSUI BANKING CORPORATION,
as Commercial Bank Lender and Working Capital Lender

By:	/s/ Isaac Deutsch

Name:	Isaac Deutsch
Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

COMMONWEALTH BANK OF AUSTRALIA,
as Working Capital Lender

By its attorney under Power of Attorney dated 24 June 2013:

Signature of Attorney:	/s/ Drew Lanyon
Name of Attorney:	Drew Lanyon

Signed by its duly constituted attorney in the presence of:
Signature of Witness:	/s/ Michelle Liebau
Name of Witness:	Michelle Liebau

SIGNATURE PAGE TO OMNIBUS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

WELLS FARGO BANK, N.A.,
as Working Capital Lender

By:	/s/ Nathan Starr

Name:	Nathan Starr
Title:	Portfolio Manager

SIGNATURE PAGE TO OMNIBUS AGREEMENT